EXHIBIT 10.4

Confidential Treatment

Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 14

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of July 31,  2017 (Supplemental Agreement No. 14)  by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

All terms used but not defined in this Supplemental Agreement No. 14 have the same meaning as in the Purchase Agreement.

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to include the addition of seven (7) incremental 737-8 aircraft [*]  (Block E Aircraft).

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to include the addition of five (5) incremental 737-7 aircraft [*]  (Block F Aircraft).

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

WHEREAS, Boeing and Customer have agreed to [*]; and

WHEREAS, Boeing and Customer have agreed to [*]; and

WHEREAS, [*]; and

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	1	SA-14

BOEING PROPRIETARY

WHEREAS, [*]; and

WHEREAS, [*]; and

WHEREAS, Customer agrees that the signing of this Supplemental Agreement No. 14 will occur concurrently with the signing of Supplemental Agreement No. 9 to Purchase Agreement No. 3659.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents.

The Table of Contents is deleted in its entirety, replaced by a new Table of Contents provided hereto as Enclosure 1  and incorporated into the Purchase Agreement by this reference.  The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 14.

2.   TABLES.

a.   Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 2  and incorporated into the Purchase Agreement by this reference.  This new Table 1A reflects [*].

b.   A new Table 1E is provided hereto as Enclosure 3 and incorporated into the Purchase Agreement by this reference.  This new Table 1E [*].

c.   A new Table 1F is provided hereto as Enclosure 4 and incorporated into the Purchase Agreement by this reference.  This new Table 1F [*].

3.   LETTER AGREEMENTS.

a.   Letter Agreement HAZ-PA-03791-LA-1208078R3 titled Advance Payment Matters is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208078R4 provided hereto as Enclosure 5 and incorporated into the Purchase Agreement by this reference.  This revised letter agreement incorporates the Block E Aircraft and Block F Aircraft.

b.   Letter Agreement HAZ-PA-03791-LA-1208079 titled [*] is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208079R1 provided hereto as Enclosure 6 and incorporated into the Purchase Agreement by this reference.  This revised letter agreement [*].

c.   Letter Agreement HAZ-PA-03791-LA-1208083R2 titled [*] is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208083R3 provided hereto as Enclosure 7 and incorporated into the Purchase Agreement by this reference.  This revised letter agreement incorporates the Block E Aircraft and Block F Aircraft [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	2	SA-14

BOEING PROPRIETARY

d.   Letter Agreement HAZ-PA-03791-LA-1208090R5 titled Special Matters is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208090R6, with a new title Special Matters for 737-8 and 737-9 Aircraft provided hereto as Enclosure 8 and incorporated into the Purchase Agreement by this reference.  This new letter agreement provides terms and considerations for the Block E Aircraft and [*].

e.   A new Letter Agreement HAZ-PA-03791-LA-1701714 titled Special Matters for 737-7 Aircraft is provided hereto as Enclosure 9 and incorporated into the Purchase Agreement by this reference.  This new letter agreement provides [*].

f.   A new Letter Agreement HAZ-PA-03791-LA-1704831 titled Special Matters [*] is provided hereto as Enclosure 10 and incorporated into the Purchase Agreement by this reference.  This new letter agreement provides [*].

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.  The terms of this Supplemental Agreement No. 14 expires if not executed by July 31, 2017.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	AIR LEASE CORPORATION

By: /s/ James E. Carpenter	By: /s/ John L. Plueger

Its: Attorney-In-Fact	Its: CEO

Attachments

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	3	SA-14

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A	737-8 Block A Aircraft Information Table [*]	SA-14
1B	737-9 Block B Aircraft Information Table [*]	SA-11
1C	737-8 Block C Aircraft Information Table [*]	SA-5
1D	737-8 Block D Aircraft Information Table[*]	SA-12
1E	737-8 Block E Aircraft Information Table [*]	SA-14
1F	737-7 Block F Aircraft Information Table [*]	SA-14

EXHIBIT
A1	737-8 Aircraft Configuration
A2	737-9 Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078R4	Advance Payment Matters	SA-14
LA-1208079R1	[*]	SA-14
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R3	[*]	SA-14
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	i	SA-14

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	[*]	SA-4
LA-1208090R6	Special Matters for 737-8 and 737-9 Aircraft	SA-14
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4
LA-1209052	[*]
~~LA-1300032~~	[*]	SA-4
~~LA-1400773~~	[*]	SA-4
~~LA-1401489~~	[*]	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
LA-1701714	Special Matters for 737-7 Aircraft	SA-14
LA-1704831	Special Matters Relating to [*]	SA-14

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	ii	SA-14

BOEING PROPRIETARY

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8		181200 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B		0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]		Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]		Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035		SA-14

BOEING PROPRIETARY

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035		SA-14

BOEING PROPRIETARY

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035		SA-14

BOEING PROPRIETARY

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

Manufacturer serial number is subject to change due to production changes.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 60521, 63035		SA-14

BOEING PROPRIETARY

Enclosure 3

Table 1E To

Purchase Agreement No. PA-03791

737-8 Block E [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8		181,200 pounds	Detail Specification:	D019A008-N (6/10/2016)
Engine Model/Thrust:	CFMLEAP-1B25		25,000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]		Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]		Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2022	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]

Total:	7

[*]

Manufacturer serial number is subject to change due to production changes.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 104528-1F.TXT		SA-14

BOEING PROPRIETARY

Enclosure 4

Table 1F To

Purchase Agreement No. PA-03791

737-7 Block F [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-7		145,000 pounds	Detail Specification:	D019A008-N (6/10/2016)
Engine Model/Thrust:	CFMLEAP-1B21		23,000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]		Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]		Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2022	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]

Total:	5

[*]

Manufacturer serial number is subject to change due to production changes.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 101124-1F.TXT
HAZ-PA-03791 101124-1F.TXT		SA-14

BOEING PROPRIETARY

Enclosure 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1208078R4

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.         Deferred Advance Payment Schedule.

1.1       Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

[*]

1.2       [*]

2.          [*]

3.          [*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-14

BOEING PROPRIETARY

Enclosure 5

4.          [*]

5.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

6.          Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208078R4		SA-14
Advance Payment Matters		Page 2
BOEING PROPRIETARY

Enclosure 5

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 31, 2017

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO

HAZ-PA-03791-LA-1208078R4		SA-14
Advance Payment Matters		Page 3
BOEING PROPRIETARY

Enclosure 6

‑2207
The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1208079R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-7, 737-8 and 737-9 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          [*]

2.          [*]

3.          [*]

4.          [*]

5.          [*]

6.          [*]

7.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208079R1		SA-14
[*]		Page 1
BOEING PROPRIETARY

Enclosure 6

‑2207

8.          Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 31, 2017

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208079R1		SA-14
[*]		Page 2
BOEING PROPRIETARY

Enclosure 6

Attachment A

to Letter Agreement No. HAZ-PA-03791-LA-1208079

737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9		194,700 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B		0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]		Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]		Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-0379159874, 65354		SA-4

BOEING PROPRIETARY

Enclosure 6

Attachment B

to Letter Agreement No. HAZ-PA-03791-LA-1208079

737-8 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8		181200 pounds	Detail Specification:	D019A008-N (6/10/2016)
Engine Model/Thrust:	CFM-LEAP-1B25		25000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]		Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]		Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-0379159874, 65354		SA-13

BOEING PROPRIETARY

Enclosure 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208083R3

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.         [*]

2.         [*]

3.         [*]

4.         [*]

5.         [*]

6.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-14

BOEING PROPRIETARY

Enclosure 7

employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 31, 2017

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R3		SA-14
[*]		Page 2
BOEING PROPRIETARY

Enclosure 7

Attachment A to Letter Agreement HAZ-PA-03791-LA-1208083R3

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R3		SA-14
[*]		Attachment A Page 1
BOEING PROPRIETARY

Enclosure 7

Attachment B to Letter Agreement HAZ-PA-03791-LA-1208083R3

[*]	[*]
[*]	[*]
[*]

[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R3		SA-14
[*]		Attachment B Page 1
BOEING PROPRIETARY

Enclosure 7

[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]	[*]		[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R3		SA-14
[*]		Attachment B Page 2
BOEING PROPRIETARY

Enclosure 7

[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]
[*]			[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R3		SA-14
[*]		Attachment B Page 3
BOEING PROPRIETARY

Enclosure 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1208090R6

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:         Special Matters for 737-8 and 737-9 Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                    Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1      Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-14

BOEING PROPRIETARY

Enclosure 8

1.2       Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft and [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Aircraft and [*] prior to delivery of each such Aircraft or [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or [*] minor model and [*].  Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]

1.3       [*]

1.4       [*]

1.5       [*]

1.6       [*]

1.7       [*]

1.8       [*]

1.9       [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208090R6		SA-14
Special Matters		Page 2
BOEING PROPRIETARY

Enclosure 8

1.10     [*]

1.11     [*]

1.12     [*]

1.13     [*]

1.14     [*]

1.15     [*]

1.16     [*]

1.17     [*]

1.18     [*]

1.19     [*]

1.20     [*]

1.21     [*]

2.                      Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated from the base year indicated to the scheduled month of the respective Aircraft or [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or [*].  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or [*] at the time of delivery, or (ii) used for the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208090R6		SA-14
Special Matters		Page 3
BOEING PROPRIETARY

Enclosure 8

purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.                     Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and [*] at time of delivery and leasing the Aircraft and [*].  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.                     Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208090R6		SA-14
Special Matters		Page 4
BOEING PROPRIETARY

Enclosure 8

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 31, 2017

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO

HAZ-PA-03791-LA-1208090R6		SA-14
Special Matters		Page 5
BOEING PROPRIETARY

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1701714

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:          Special Matters for 737-7 Aircraft (Block F)

Reference:      Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.         Credit Memoranda.

In consideration of Customer’s purchase of five (5) 737-7 Aircraft (Block F), at the time of delivery of each Block F Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1       Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Block F Aircraft in the amount of [*].

1.2       Leasing Credit Memorandum.  Customer expressly intends to lease the Block F Aircraft to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Block F Aircraft prior to delivery of each Block F Aircraft, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in the amount of [*].  Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

1.3       [*]

1.4       [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-14

BOEING PROPRIETARY

Enclosure 9

1.5       [*]

1.6       [*]

2.         Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs [*] will be escalated from the base year indicated [*] to the scheduled month of the respective Block F Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Block F Aircraft.  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Block F Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.         Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Block F Aircraft at time of delivery and leasing the Block F Aircraft.  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.         Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1701714		SA-14
Special Matters for 737-7 Aircraft		Page 2
BOEING PROPRIETARY

Enclosure 9

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 31, 2017

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO

HAZ-PA-03791-LA-1701714		SA-14
Special Matters for 737-7 Aircraft		Page 3
BOEING PROPRIETARY

Enclosure 10

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1704831

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:          Special Matters Relating to [*]

Reference:      Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.         [*]

2.         Assignment.

Unless otherwise noted herein, the considerations described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the owner of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.         Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Special Matters Relating to [*]		SA-14
HAZ-PA-03791-LA-1704831		Page 1
BOEING PROPRIETARY

Enclosure 10

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 31, 2017

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Special Matters Relating to [*]		SA-14
HAZ-PA-03791-LA-1704831		Page 2
BOEING PROPRIETARY